N / E / W / S R / E / L / E / A / S / E

July 23, 2025

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, First Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES SECOND QUARTER 2025 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME)

Second Quarter 2025 Highlights:

•    Net income available to common stockholders was $56.4 million and diluted earnings per common share totaled $0.98 in the second quarter of 2025, compared to $39.5 million and $0.68 in the second quarter of 2024, and $54.9 million and $0.94 in the first quarter of 2025.
•Robust capital position with Common Equity Tier 1 Capital Ratio of 11.35%.
•Repurchased 818,480 shares totaling $31.7 million year-to-date; Repurchased 582,486 shares totaling $22.1 million during the second quarter.
•Total loans grew $297.6 million, or 9.1% annualized, on a linked quarter basis, and $653.6 million, or 5.2%, during the last twelve months.
•Total deposits increased $335.6 million, or 9.3% annualized, on a linked quarter basis.
•Nonperforming assets to total assets were 36 basis points compared to 47 basis points on a linked quarter basis.
•The efficiency ratio totaled 53.99% for the quarter.

"Our strong balance sheet and earnings growth in the first half of the year underscore the strength and resilience of our business model," said Mark Hardwick, Chief Executive Officer of First Merchants Bank. "With continued momentum in loan and deposit growth, expanding margins, disciplined expense management, and a robust capital position, we are well-positioned to deliver long-term value for our shareholders. We remain committed to supporting our clients and communities while navigating a dynamic economic environment with confidence and clarity."

Second Quarter Financial Results:

First Merchants Corporation (the “Corporation) reported second quarter 2025 net income available to common stockholders of $56.4 million compared to $39.5 million during the same period in 2024. Diluted earnings per common share for the period totaled $0.98 per share compared to the second quarter of 2024 result of $0.68 per share.

Total assets equaled $18.6 billion as of quarter-end and loans totaled $13.3 billion. During the past twelve months, total loans grew by $653.6 million, or 5.2%. On a linked quarter basis, loans grew $297.6 million, or 9.1% with growth primarily in Commercial & Industrial loans.

Investments, totaling $3.4 billion, decreased $372.1 million, or 9.9%, during the last twelve months and decreased $46.2 million, or 5.4% annualized, on a linked quarter basis. The decline in the last twelve months reflected sales of available for sale securities in 2024 totaling $268.5 million.

Total deposits equaled $14.8 billion as of quarter-end and increased by $228.5 million, or 1.6%, over the past twelve months. Total deposits increased $335.6 million, or 9.3% annualized, on a linked quarter basis. The loan to deposit ratio of 90.1% at period end remained stable on a linked quarter basis.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $195.3 million as of quarter-end, or 1.47% of total loans. Net charge-offs totaled $2.3 million and provision for credit losses of $5.6 million was recorded during the quarter. Reserves for unfunded commitments totaling $18.0 million remain unchanged from the previous quarter. Non-performing assets to total assets were 0.36% for the second quarter of 2025, a decrease of 11 basis points compared to 0.47% in the linked quarter.

Net interest income, totaling $133.0 million for the quarter, increased $2.7 million, or 2.1%, compared to prior quarter and increased $4.4 million, or 3.5% compared to the second quarter of 2024. Fully taxable equivalent net interest margin was 3.25%, an increase of three basis points compared to the first quarter of 2025 and an increase of nine basis points compared to the second quarter of 2024. During the quarter, higher yields on earnings assets outpaced increased yields on interest bearing liabilities resulting in margin expansion.

Noninterest income totaled $31.3 million for the quarter, an increase of $1.3 million, compared to the first quarter of 2025 and was stable compared to the second quarter of 2024. The increase over first quarter of 2025 was driven primarily by higher gains on the sales of loans, treasury management fees, derivative hedge fees, and card payment fees offset by a decrease in other income associated with CRA investments.

Noninterest expense totaled $93.6 million for the quarter, an increase of $0.7 million from the first quarter of 2025. The increase was from higher marketing and data processing costs.

The Corporation’s total risk-based capital ratio equaled 13.06%, the common equity tier 1 capital ratio equaled 11.35%, and the tangible common equity ratio totaled 8.92%. These ratios continue to reflect the Corporation’s strong liquidity and capital positions.

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 9:00 a.m. (ET) on Thursday, July 24, 2025.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register-conf.media-server.com/register/BI605c2e360ce04cfc9c4221bda7f67a49)

To view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/ced58zg3) during the time of the call. A replay of the webcast will be available until July 24, 2026.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements about First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statements, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,
	2025	2024
ASSETS
Cash and due from banks	$81,567	$105,372
Interest-bearing deposits	223,343	168,528
Investment securities available for sale	1,358,130	1,618,893
Investment securities held to maturity, net of allowance for credit losses	2,022,826	2,134,195
Loans held for sale	28,783	32,292
Loans	13,296,759	12,639,650
Less: Allowance for credit losses - loans	(195,316)	(189,537)
Net loans	13,101,443	12,450,113
Premises and equipment	122,808	133,245
Federal Home Loan Bank stock	47,290	41,738
Interest receivable	93,258	97,546
Goodwill	712,002	712,002
Other intangibles	16,797	23,371
Cash surrender value of life insurance	305,695	306,379
Other real estate owned	177	4,824
Tax asset, deferred and receivable	97,749	107,080
Other assets	380,909	367,845
TOTAL ASSETS	$18,592,777	$18,303,423
LIABILITIES
Deposits:
Noninterest-bearing	$2,197,416	$2,303,313
Interest-bearing	12,600,162	12,265,757
Total Deposits	14,797,578	14,569,070
Borrowings:
Federal funds purchased	85,000	147,229
Securities sold under repurchase agreements	114,758	100,451
Federal Home Loan Bank advances	898,702	832,703
Subordinated debentures and other borrowings	62,617	93,589
Total Borrowings	1,161,077	1,173,972
Interest payable	16,174	18,554
Other liabilities	269,996	329,302
Total Liabilities	16,244,825	16,090,898
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 57,272,433 and 58,045,653 shares	7,159	7,256
Additional paid-in capital	1,163,170	1,191,193
Retained earnings	1,342,473	1,200,930
Accumulated other comprehensive loss	(189,975)	(211,979)
Total Stockholders' Equity	2,347,952	2,212,525
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,592,777	$18,303,423

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Six Months Ended
(Dollars In Thousands, Except Per Share Amounts)	June 30,		June 30,
	2025	2024	2025	2024
INTEREST INCOME
Loans:
Taxable	$195,173	$201,413	$382,901	$399,436
Tax-exempt	10,805	8,430	21,337	16,620
Investment securities:
Taxable	8,266	9,051	16,638	17,799
Tax-exempt	12,516	13,613	25,033	27,224
Deposits with financial institutions	1,892	2,995	4,264	9,488
Federal Home Loan Bank stock	1,083	879	2,080	1,714
Total Interest Income	229,735	236,381	452,253	472,281
INTEREST EXPENSE
Deposits	84,241	99,151	164,788	197,436
Federal funds purchased	965	126	1,777	126
Securities sold under repurchase agreements	663	645	1,405	1,677
Federal Home Loan Bank advances	9,714	6,398	19,078	13,171
Subordinated debentures and other borrowings	1,138	1,490	1,921	4,237
Total Interest Expense	96,721	107,810	188,969	216,647
NET INTEREST INCOME	133,014	128,571	263,284	255,634
Provision for credit losses	5,600	24,500	9,800	26,500
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	127,414	104,071	253,484	229,134
NONINTEREST INCOME
Service charges on deposit accounts	8,566	8,214	16,638	16,121
Fiduciary and wealth management fees	8,831	8,825	17,475	17,025
Card payment fees	4,932	4,739	9,458	9,239
Net gains and fees on sales of loans	5,849	5,141	10,871	8,395
Derivative hedge fees	831	489	1,235	752
Other customer fees	401	460	816	887
Earnings on cash surrender value of life insurance	1,913	1,929	4,092	3,521
Net realized losses on sales of available for sale securities	(1)	(49)	(8)	(51)
Other income (loss)	(19)	1,586	774	2,083
Total Noninterest Income	31,303	31,334	61,351	57,972
NONINTEREST EXPENSES
Salaries and employee benefits	54,527	52,214	109,509	110,507
Net occupancy	6,845	6,746	14,061	14,058
Equipment	6,927	6,599	13,935	12,825
Marketing	1,997	1,773	3,350	2,971
Outside data processing fees	7,107	7,072	13,036	13,961
Printing and office supplies	272	354	619	707
Intangible asset amortization	1,505	1,771	3,031	3,728
FDIC assessments	3,552	3,278	7,200	7,565
Other real estate owned and foreclosure expenses	29	373	629	907
Professional and other outside services	3,741	3,822	7,002	7,774
Other expenses	7,096	7,411	14,128	13,345
Total Noninterest Expenses	93,598	91,413	186,500	188,348
INCOME BEFORE INCOME TAX	65,119	43,992	128,335	98,758
Income tax expense	8,287	4,067	16,164	10,892
NET INCOME	56,832	39,925	112,171	87,866
Preferred stock dividends	469	469	938	938
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$56,363	$39,456	$111,233	$86,928
PER SHARE DATA:
Basic Net Income Available to Common Stockholders	$0.98	$0.68	$1.93	$1.48
Diluted Net Income Available to Common Stockholders	$0.98	$0.68	$1.92	$1.48
Cash Dividends Paid to Common Stockholders	$0.36	$0.35	$0.71	$0.69
Tangible Common Book Value Per Share	$27.90	$25.10	$27.90	$25.10
Average Diluted Common Shares Outstanding (in thousands)	57,773	58,328	58,005	58,800

FINANCIAL HIGHLIGHTS
(Dollars In Thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
NET CHARGE-OFFS	$2,315	$39,644	$7,241	$41,897

AVERAGE BALANCES:
Total Assets	$18,508,785	$18,332,159	$18,425,723	$18,381,340
Total Loans	13,211,729	12,620,530	13,077,288	12,548,798
Total Earning Assets	17,158,984	17,013,984	17,060,278	17,068,917
Total Deposits	14,632,113	14,895,867	14,526,314	14,888,536
Total Stockholders' Equity	2,340,010	2,203,361	2,340,440	2,222,750

FINANCIAL RATIOS:
Return on Average Assets	1.23%	0.87%	1.22%	0.96%
Return on Average Stockholders' Equity	9.63	7.16	9.51	7.82
Return on Tangible Common Stockholders' Equity	14.49	11.29	14.30	12.26
Average Earning Assets to Average Assets	92.71	92.81	92.59	92.86
Allowance for Credit Losses - Loans as % of Total Loans	1.47	1.50	1.47	1.50
Net Charge-offs as % of Average Loans (Annualized)	0.07	1.26	0.11	0.67
Average Stockholders' Equity to Average Assets	12.64	12.02	12.70	12.09
Tax Equivalent Yield on Average Earning Assets	5.50	5.69	5.45	5.67
Interest Expense/Average Earning Assets	2.25	2.53	2.22	2.54
Net Interest Margin (FTE) on Average Earning Assets	3.25	3.16	3.23	3.13
Efficiency Ratio	53.99	53.84	54.26	56.47

ASSET QUALITY
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
Nonaccrual Loans	$67,358	$81,922	$73,773	$59,088	$61,906
Other Real Estate Owned and Repossessions	177	4,966	4,948	5,247	4,824
Nonperforming Assets (NPA)	67,535	86,888	78,721	64,335	66,730
90+ Days Delinquent	4,443	4,280	5,902	14,105	1,686
NPAs & 90 Day Delinquent	$71,978	$91,168	$84,623	$78,440	$68,416

Allowance for Credit Losses - Loans	$195,316	$192,031	$192,757	$187,828	$189,537
Quarterly Net Charge-offs	2,315	4,926	771	6,709	39,644
NPAs / Actual Assets %	0.36%	0.47%	0.43%	0.35%	0.36%
NPAs & 90 Day / Actual Assets %	0.39%	0.49%	0.46%	0.43%	0.37%
NPAs / Actual Loans and OREO %	0.51%	0.67%	0.61%	0.51%	0.53%
Allowance for Credit Losses - Loans / Actual Loans (%)	1.47%	1.47%	1.50%	1.48%	1.50%
Quarterly Net Charge-offs as % of Average Loans (Annualized)	0.07%	0.15%	0.02%	0.21%	1.26%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
ASSETS
Cash and due from banks	$81,567	$86,113	$87,616	$84,719	$105,372
Interest-bearing deposits	223,343	331,534	298,891	359,126	168,528
Investment securities available for sale	1,358,130	1,378,489	1,386,475	1,553,496	1,618,893
Investment securities held to maturity, net of allowance for credit losses	2,022,826	2,048,632	2,074,220	2,108,649	2,134,195
Loans held for sale	28,783	23,004	18,663	40,652	32,292
Loans	13,296,759	13,004,905	12,854,359	12,646,808	12,639,650
Less: Allowance for credit losses - loans	(195,316)	(192,031)	(192,757)	(187,828)	(189,537)
Net loans	13,101,443	12,812,874	12,661,602	12,458,980	12,450,113
Premises and equipment	122,808	128,749	129,743	129,582	133,245
Federal Home Loan Bank stock	47,290	45,006	41,690	41,716	41,738
Interest receivable	93,258	88,352	91,829	92,055	97,546
Goodwill	712,002	712,002	712,002	712,002	712,002
Other intangibles	16,797	18,302	19,828	21,599	23,371
Cash surrender value of life insurance	305,695	304,918	304,906	304,613	306,379
Other real estate owned	177	4,966	4,948	5,247	4,824
Tax asset, deferred and receivable	97,749	87,665	92,387	86,732	107,080
Other assets	380,909	369,181	387,169	348,384	367,845
TOTAL ASSETS	$18,592,777	$18,439,787	$18,311,969	$18,347,552	$18,303,423
LIABILITIES
Deposits:
Noninterest-bearing	$2,197,416	$2,185,057	$2,325,579	$2,334,197	$2,303,313
Interest-bearing	12,600,162	12,276,921	12,196,047	12,030,903	12,265,757
Total Deposits	14,797,578	14,461,978	14,521,626	14,365,100	14,569,070
Borrowings:
Federal funds purchased	85,000	185,000	99,226	30,000	147,229
Securities sold under repurchase agreements	114,758	122,947	142,876	124,894	100,451
Federal Home Loan Bank advances	898,702	972,478	822,554	832,629	832,703
Subordinated debentures and other borrowings	62,617	62,619	93,529	93,562	93,589
Total Borrowings	1,161,077	1,343,044	1,158,185	1,081,085	1,173,972
Deposits and other liabilities held for sale	—	—	—	288,476	—
Interest payable	16,174	13,304	16,102	18,089	18,554
Other liabilities	269,996	289,247	311,073	292,429	329,302
Total Liabilities	16,244,825	16,107,573	16,006,986	16,045,179	16,090,898
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	25,000	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,159	7,226	7,247	7,265	7,256
Additional paid-in capital	1,163,170	1,183,263	1,188,768	1,192,683	1,191,193
Retained earnings	1,342,473	1,306,911	1,272,528	1,229,125	1,200,930
Accumulated other comprehensive loss	(189,975)	(190,311)	(188,685)	(151,825)	(211,979)
Total Stockholders' Equity	2,347,952	2,332,214	2,304,983	2,302,373	2,212,525
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,592,777	$18,439,787	$18,311,969	$18,347,552	$18,303,423

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
INTEREST INCOME
Loans:
Taxable	$195,173	$187,728	$197,536	$206,680	$201,413
Tax-exempt	10,805	10,532	9,020	8,622	8,430
Investment securities:
Taxable	8,266	8,372	9,024	9,263	9,051
Tax-exempt	12,516	12,517	12,754	13,509	13,613
Deposits with financial institutions	1,892	2,372	5,350	2,154	2,995
Federal Home Loan Bank stock	1,083	997	958	855	879
Total Interest Income	229,735	222,518	234,642	241,083	236,381
INTEREST EXPENSE
Deposits	84,241	80,547	89,835	98,856	99,151
Federal funds purchased	965	812	26	329	126
Securities sold under repurchase agreements	663	742	680	700	645
Federal Home Loan Bank advances	9,714	9,364	8,171	8,544	6,398
Subordinated debentures and other borrowings	1,138	783	1,560	1,544	1,490
Total Interest Expense	96,721	92,248	100,272	109,973	107,810
NET INTEREST INCOME	133,014	130,270	134,370	131,110	128,571
Provision for credit losses	5,600	4,200	4,200	5,000	24,500
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	127,414	126,070	130,170	126,110	104,071
NONINTEREST INCOME
Service charges on deposit accounts	8,566	8,072	8,124	8,361	8,214
Fiduciary and wealth management fees	8,831	8,644	8,665	8,525	8,825
Card payment fees	4,932	4,526	4,957	5,121	4,739
Net gains and fees on sales of loans	5,849	5,022	5,681	6,764	5,141
Derivative hedge fees	831	404	1,594	736	489
Other customer fees	401	415	316	344	460
Earnings on cash surrender value of life insurance	1,913	2,179	2,188	2,755	1,929
Net realized losses on sales of available for sale securities	(1)	(7)	(11,592)	(9,114)	(49)
Gain on branch sale	—	—	19,983	—	—
Other income (loss)	(19)	793	2,826	1,374	1,586
Total Noninterest Income	31,303	30,048	42,742	24,866	31,334
NONINTEREST EXPENSES
Salaries and employee benefits	54,527	54,982	55,437	55,223	52,214
Net occupancy	6,845	7,216	7,335	6,994	6,746
Equipment	6,927	7,008	7,028	6,949	6,599
Marketing	1,997	1,353	2,582	1,836	1,773
Outside data processing fees	7,107	5,929	6,029	7,150	7,072
Printing and office supplies	272	347	377	378	354
Intangible asset amortization	1,505	1,526	1,771	1,772	1,771
FDIC assessments	3,552	3,648	3,744	3,720	3,278
Other real estate owned and foreclosure expenses	29	600	227	942	373
Professional and other outside services	3,741	3,261	3,777	3,035	3,822
Other expenses	7,096	7,032	7,982	6,630	7,411
Total Noninterest Expenses	93,598	92,902	96,289	94,629	91,413
INCOME BEFORE INCOME TAX	65,119	63,216	76,623	56,347	43,992
Income tax expense	8,287	7,877	12,274	7,160	4,067
NET INCOME	56,832	55,339	64,349	49,187	39,925
Preferred stock dividends	469	469	469	468	469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$56,363	$54,870	$63,880	$48,719	$39,456
PER SHARE DATA:
Basic Net Income Available to Common Stockholders	$0.98	$0.95	$1.10	$0.84	$0.68
Diluted Net Income Available to Common Stockholders	$0.98	$0.94	$1.10	$0.84	$0.68
Cash Dividends Paid to Common Stockholders	$0.36	$0.35	$0.35	$0.35	$0.35
Tangible Common Book Value Per Share	$27.90	$27.34	$26.78	$26.64	$25.10
Average Diluted Common Shares Outstanding (in thousands)	57,773	58,242	58,247	58,289	58,328
FINANCIAL RATIOS:
Return on Average Assets	1.23%	1.21%	1.39%	1.07%	0.87%
Return on Average Stockholders' Equity	9.63	9.38	11.05	8.66	7.16
Return on Tangible Common Stockholders' Equity	14.49	14.12	16.75	13.39	11.29
Average Earning Assets to Average Assets	92.71	92.47	92.48	92.54	92.81
Allowance for Credit Losses - Loans as % of Total Loans	1.47	1.47	1.50	1.48	1.50
Net Charge-offs as % of Average Loans (Annualized)	0.07	0.15	0.02	0.21	1.26
Average Stockholders' Equity to Average Assets	12.64	12.76	12.51	12.26	12.02
Tax Equivalent Yield on Average Earning Assets	5.50	5.39	5.63	5.82	5.69
Interest Expense/Average Earning Assets	2.25	2.17	2.35	2.59	2.53
Net Interest Margin (FTE) on Average Earning Assets	3.25	3.22	3.28	3.23	3.16
Efficiency Ratio	53.99	54.54	48.48	53.76	53.84

LOANS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
Commercial and industrial loans	$4,440,924	$4,306,597	$4,114,292	$4,041,217	$3,949,817
Agricultural land, production and other loans to farmers	265,172	243,864	256,312	238,743	239,926
Real estate loans:
Construction	836,033	793,175	792,144	814,704	823,267
Commercial real estate, non-owner occupied	2,171,092	2,177,869	2,274,016	2,251,351	2,323,533
Commercial real estate, owner occupied	1,226,797	1,214,739	1,157,944	1,152,751	1,174,195
Residential	2,397,094	2,389,852	2,374,729	2,366,943	2,370,905
Home equity	673,961	650,499	659,811	641,188	631,104
Individuals' loans for household and other personal expenditures	141,045	140,954	166,028	158,480	162,089
Public finance and other commercial loans	1,144,641	1,087,356	1,059,083	981,431	964,814
Loans	13,296,759	13,004,905	12,854,359	12,646,808	12,639,650
Allowance for credit losses - loans	(195,316)	(192,031)	(192,757)	(187,828)	(189,537)
NET LOANS	$13,101,443	$12,812,874	$12,661,602	$12,458,980	$12,450,113

DEPOSITS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
Demand deposits	$7,798,695	$7,786,554	$7,980,061	$7,678,510	$7,757,679
Savings deposits	4,984,659	4,791,874	4,522,758	4,302,236	4,339,161
Certificates and other time deposits of $100,000 or less	617,857	625,203	692,068	802,949	889,949
Certificates and other time deposits of $100,000 or more	891,139	896,143	1,043,068	1,277,833	1,415,131
Brokered certificates of deposits[1]	505,228	362,204	283,671	303,572	167,150
TOTAL DEPOSITS	$14,797,578	$14,461,978	$14,521,626	$14,365,100	$14,569,070

1 - Total brokered deposits of $1.2 billion, which includes brokered CD's of $505.2 million at June 30, 2025.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars In Thousands)
	Three Months Ended
	June 30, 2025			June 30, 2024
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$252,613	$1,892	3.00%	$322,647	$2,995	3.71%
Federal Home Loan Bank stock	46,598	1,083	9.30	41,749	879	8.42
Investment Securities: (1)
Taxable	1,605,718	8,266	2.06	1,788,749	9,051	2.02
Tax-exempt (2)	2,042,326	15,843	3.10	2,240,309	17,232	3.08
Total Investment Securities	3,648,044	24,109	2.64	4,029,058	26,283	2.61
Loans held for sale	25,411	389	6.12	28,585	431	6.03
Loans: (3)
Commercial	9,006,650	154,108	6.84	8,691,746	160,848	7.40
Real estate mortgage	2,200,521	25,062	4.56	2,150,591	23,799	4.43
HELOC and installment	834,901	15,614	7.48	823,417	16,335	7.94
Tax-exempt (2)	1,144,246	13,677	4.78	926,191	10,670	4.61
Total Loans	13,211,729	208,850	6.32	12,620,530	212,083	6.72
Total Earning Assets	17,158,984	235,934	5.50%	17,013,984	242,240	5.69%
Total Non-Earning Assets	1,349,801			1,318,175
TOTAL ASSETS	$18,508,785			$18,332,159
LIABILITIES
Interest-Bearing Deposits:
Interest-bearing deposits	$5,545,158	$35,303	2.55%	$5,586,549	$40,994	2.94%
Money market deposits	3,613,952	28,714	3.18	3,036,398	27,230	3.59
Savings deposits	1,282,951	2,513	0.78	1,508,734	3,476	0.92
Certificates and other time deposits	2,003,682	17,711	3.54	2,414,967	27,451	4.55
Total Interest-Bearing Deposits	12,445,743	84,241	2.71	12,546,648	99,151	3.16
Borrowings	1,250,519	12,480	3.99	885,919	8,659	3.91
Total Interest-Bearing Liabilities	13,696,262	96,721	2.82	13,432,567	107,810	3.21
Noninterest-bearing deposits	2,186,370			2,349,219
Other liabilities	286,143			347,012
Total Liabilities	16,168,775			16,128,798
STOCKHOLDERS' EQUITY	2,340,010			2,203,361
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,508,785			$18,332,159
Net Interest Income (FTE)		$139,213			$134,430
Net Interest Spread (FTE) (4)			2.68%			2.48%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.50%			5.69%
Interest Expense / Average Earning Assets			2.25%			2.53%
Net Interest Margin (FTE) (5)			3.25%			3.16%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2025 and 2024. These totals equal $6,199 and $5,859 for the three months ended June 30, 2025 and 2024, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars In Thousands)
	Six Months Ended
	June 30, 2025			June 30, 2024
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$273,200	$4,264	3.12%	$449,173	$9,488	4.22%
Federal Home Loan Bank stock	45,296	2,080	9.18	41,757	1,714	8.21
Investment Securities: (1)
Taxable	1,620,005	16,638	2.05	1,785,903	17,799	1.99
Tax-exempt (2)	2,044,489	31,687	3.10	2,243,286	34,461	3.07
Total Investment Securities	3,664,494	48,325	2.64	4,029,189	52,260	2.59
Loans held for sale	23,190	708	6.11	25,184	759	6.03
Loans: (3)
Commercial	8,889,119	301,880	6.79	8,644,927	320,057	7.40
Real estate mortgage	2,195,988	49,508	4.51	2,140,769	46,156	4.31
HELOC and installment	831,904	30,805	7.41	822,616	32,464	7.89
Tax-exempt (2)	1,137,087	27,009	4.75	915,302	21,038	4.60
Total Loans	13,077,288	409,910	6.27	12,548,798	420,474	6.70
Total Earning Assets	17,060,278	464,579	5.45%	17,068,917	483,936	5.67%
Total Non-Earning Assets	1,365,445			1,312,423
TOTAL ASSETS	$18,425,723			$18,381,340
LIABILITIES
Interest-Bearing deposits:
Interest-bearing deposits	$5,533,858	$69,909	2.53%	$5,503,185	$80,484	2.92%
Money market deposits	3,526,461	54,666	3.10	3,040,938	54,613	3.59
Savings deposits	1,291,133	4,958	0.77	1,534,305	7,277	0.95
Certificates and other time deposits	1,975,923	35,255	3.57	2,421,413	55,062	4.55
Total Interest-Bearing Deposits	12,327,375	164,788	2.67	12,499,841	197,436	3.16
Borrowings	1,256,688	24,181	3.85	948,866	19,211	4.05
Total Interest-Bearing Liabilities	13,584,063	188,969	2.78	13,448,707	216,647	3.22
Noninterest-bearing deposits	2,198,939			2,388,695
Other liabilities	302,281			321,188
Total Liabilities	16,085,283			16,158,590
STOCKHOLDERS' EQUITY	2,340,440			2,222,750
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,425,723			$18,381,340
Net Interest Income (FTE)		$275,610			$267,289
Net Interest Spread (FTE) (4)			2.67%			2.45%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.45%			5.67%
Interest Expense / Average Earning Assets			2.22%			2.54%
Net Interest Margin (FTE) (5)			3.23%			3.13%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2025 and 2024. These totals equal $12,326 and $11,655 for the six months ended June 30, 2025 and 2024, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE - NON-GAAP
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Net Income Available to Common Stockholders - GAAP	$56,363	$54,870	$63,880	$48,719	$39,456	$111,233	$86,928
Adjustments:
Net realized losses on sales of available for sale securities	1	7	11,592	9,114	49	8	51
Gain on branch sale	—	—	(19,983)	—	—	—	—
Non-core expenses[1,2]	—	—	762	—	—	—	3,481
Tax on adjustments	—	(2)	1,851	(2,220)	(12)	(2)	(860)
Adjusted Net Income Available to Common Stockholders - Non-GAAP	$56,364	$54,875	$58,102	$55,613	$39,493	$111,239	$89,600

Average Diluted Common Shares Outstanding (in thousands)	57,773	58,242	58,247	58,289	58,328	58,005	58,800

Diluted Earnings Per Common Share - GAAP	$0.98	$0.94	$1.10	$0.84	$0.68	$1.92	$1.48
Adjustments:
Net realized losses on sales of available for sale securities	—	—	0.20	0.15	—	—	—
Gain on branch sale	—	—	(0.34)	—	—	—	—
Non-core expenses[1,2]	—	—	0.01	—	—	—	0.06
Tax on adjustments	—	—	0.03	(0.04)	—	—	(0.01)
Adjusted Diluted Earnings Per Common Share - Non-GAAP	$0.98	$0.94	$1.00	$0.95	$0.68	$1.92	$1.53

1 - Non-core expenses in the Three Months Ended December 31, 2024 included $0.8 million of costs directly related to the branch sale.
2 - Non-core expenses in the Six Months Ended June 30, 2024 included $2.4 million from duplicative online banking conversion costs and $1.1 million from the FDIC special assessment.

NET INTEREST MARGIN ("NIM"), ADJUSTED
(Dollars in Thousands)
	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Net Interest Income (GAAP)	$133,014	$130,270	$134,370	$131,110	$128,571	$263,284	$255,634
Fully Taxable Equivalent ("FTE") Adjustment	6,199	6,127	5,788	5,883	5,859	12,326	11,655
Net Interest Income (FTE) (non-GAAP)	$139,213	$136,397	$140,158	$136,993	$134,430	$275,610	$267,289

Average Earning Assets (GAAP)	$17,158,984	$16,960,475	$17,089,198	$16,990,358	$17,013,984	$17,060,278	$17,068,917
Net Interest Margin (GAAP)	3.10%	3.07%	3.15%	3.09%	3.02%	3.09%	3.00%
FTE Adjustment	0.15%	0.15%	0.13%	0.14%	0.14%	0.14%	0.13%
Net Interest Margin (FTE) (non-GAAP)	3.25%	3.22%	3.28%	3.23%	3.16%	3.23%	3.13%

RETURN ON TANGIBLE COMMON EQUITY - NON-GAAP
(Dollars In Thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Total Average Stockholders' Equity (GAAP)	$2,340,010	$2,340,874	$2,312,270	$2,251,547	$2,203,361	$2,340,440	$2,222,750
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(725,813)	(726,917)	(728,218)	(729,581)	(730,980)	(726,362)	(731,706)
Average Tangible Common Equity, Net of Tax (Non-GAAP)	$1,589,072	$1,588,832	$1,558,927	$1,496,841	$1,447,256	$1,588,953	$1,465,919

Net Income Available to Common Stockholders (GAAP)	$56,363	$54,870	$63,880	$48,719	$39,456	$111,233	$86,928
Plus: Intangible Asset Amortization, Net of Tax	1,188	1,206	1,399	1,399	1,399	2,394	2,945
Tangible Net Income (Non-GAAP)	$57,551	$56,076	$65,279	$50,118	$40,855	$113,627	$89,873

Return on Tangible Common Equity (Non-GAAP)	14.49%	14.12%	16.75%	13.39%	11.29%	14.30%	12.26%

EFFICIENCY RATIO - NON-GAAP
(Dollars In Thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
Noninterest Expense (GAAP)	$93,598	$92,902	$96,289	$94,629	$91,413	$186,500	$188,348
Less: Intangible Asset Amortization	(1,505)	(1,526)	(1,771)	(1,772)	(1,771)	(3,031)	(3,728)
Less: OREO and Foreclosure Expenses	(29)	(600)	(227)	(942)	(373)	(629)	(907)
Adjusted Noninterest Expense (Non-GAAP)	$92,064	$90,776	$94,291	$91,915	$89,269	$182,840	$183,713

Net Interest Income (GAAP)	$133,014	$130,270	$134,370	$131,110	$128,571	$263,284	$255,634
Plus: Fully Taxable Equivalent Adjustment	6,199	6,127	5,788	5,883	5,859	12,326	11,655
Net Interest Income on a Fully Taxable Equivalent Basis (Non-GAAP)	$139,213	$136,397	$140,158	$136,993	$134,430	$275,610	$267,289

Noninterest Income (GAAP)	$31,303	$30,048	$42,742	$24,866	$31,334	$61,351	$57,972
Less: Investment Securities (Gains) Losses	1	7	11,592	9,114	49	8	51
Adjusted Noninterest Income (Non-GAAP)	$31,304	$30,055	$54,334	$33,980	$31,383	$61,359	$58,023
Adjusted Revenue (Non-GAAP)	$170,517	$166,452	$194,492	$170,973	$165,813	$336,969	$325,312
Efficiency Ratio (Non-GAAP)	53.99%	54.54%	48.48%	53.76%	53.84%	54.26%	56.47%

Adjusted Noninterest Expense (Non-GAAP)	$92,064	$90,776	$94,291	$91,915	$89,269	$182,840	$183,713
Less: Non-core Expenses[1,2]	—	—	(762)	—	—	—	(3,481)
Adjusted Noninterest Expense Excluding Non-core Expenses (Non-GAAP)	$92,064	$90,776	$93,529	$91,915	$89,269	$182,840	$180,232

Adjusted Revenue (Non-GAAP)	$170,517	$166,452	$194,492	$170,973	$165,813	$336,969	$325,312
Less: Gain on Branch Sale	—	—	(19,983)	—	—	—	—
Adjusted Revenue Excluding Gain on Branch Sale (Non-GAAP)	$170,517	$166,452	$174,509	$170,973	$165,813	$336,969	$325,312
Adjusted Efficiency Ratio (Non-GAAP)	53.99%	54.54%	53.60%	53.76%	53.84%	54.26%	55.40%
1 - Non-core expenses in the Three Months Ended December 31, 2024 included $0.8 million of costs directly related to the branch sale.
2 - Non-core expenses in the Six Months Ended June 30, 2024 included $2.4 million from duplicative online banking conversion costs and $1.1 million from the FDIC special assessment.